SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                        TEMPLETON EMERGING MARKETS FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[FRANKLIN(R) TEMPLETON(R) INVESTMENTS LOGO]


                     TEMPLETON EMERGING MARKETS FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION


These materials are for the Annual Meeting of Shareholders scheduled for Monday, February 26, 2001 at 10:00 a.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 1 of the proxy statement.


We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.


We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236).






                          TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[FRANKLIN(R) TEMPLETON(R) INVESTMENTS LOGO]


                     TEMPLETON EMERGING MARKETS FUND, INC.


                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Emerging Markets Fund, Inc. (the "Fund") will be held at the Tower Club, Bank of America Building, One Financial Plaza, 28th Floor, Ft. Lauderdale, Florida 33394 on Monday, February 26, 2001 at 10:00 a.m. Eastern time.


During the Meeting, shareholders of the Fund will vote on three proposals:


1. The election of four Directors of the Fund to hold office for the terms specified;


2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001; and


3. The transaction of any other business that may properly come before the Meeting.



                                        By order of the Board of Directors,



                                        Barbara J. Green,
                                        Secretary


January 10, 2001



  Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

                      TEMPLETON EMERGING MARKETS FUND, INC.


                                 PROXY STATEMENT


- INFORMATION ABOUT VOTING

  Who is eligible to vote?


  Shareholders of record at the close of business on Monday, December 4, 2000 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about January 10, 2001.

  On what issues am I being asked to vote?


  You are being asked to vote on three proposals:


  1. The election of four nominees to the position of Director;


  2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001; and


  3. The transaction of any other business that may properly come before the Meeting.

  How do the Fund's Directors recommend that I vote?


  The Directors unanimously recommend that you vote:


  1. FOR the election of the four nominees;


  2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund; and


  3. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting.

  How do I ensure that my vote is accurately recorded?


  You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), and IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting (Proposal 3).


   Can I revoke my proxy?


   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.


- THE PROPOSALS

   PROPOSAL 1: ELECTION OF DIRECTORS


   How are nominees selected?

   The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, all of whom are independent directors. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.



   Who are the nominees and Directors?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors are expiring. Harmon E. Burns, Andrew H. Hines,
   Jr., Charles B. Johnson and Constantine D. Tseretopoulos (who was elected to a two-year term at the 1999 Annual Meeting of Shareholders) have been nominated for three-year terms, set to expire at the 2004 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").


   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 16%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the Chairman of the Board and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund. There are no family relationships among any of the Directors or nominees for Director.


   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Directors.

   Listed below, for each nominee and Director, is a brief description of recent professional experience, and ownership of shares of the Fund and shares of the Franklin Templeton funds.

                                                                                                  Shares
                                                                                               Beneficially
                                                                          Fund Shares            Owned in
                                                                       Beneficially Owned        Franklin
                                                                         and % of Total          Templeton
                                                                          Outstanding         funds (including
      Name, Principal Occupation                                         Shares as of         the Fund) as of
    During Past Five Years and Age                                     November 30, 2000     November 30, 2000
------------------------------------                                  -------------------   ------------------

NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS:

Harmon E. Burns*
Director since 1992 and Vice President since 1996

Vice Chairman, Member--Office of the Chairman and Director,                    0                  623,736
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin
Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc., Franklin/Templeton Investor Services, LLC and Franklin
Templeton Services, LLC and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
Resources, Inc. and of 52 of the investment companies in Franklin
Templeton Investments. Age 55.

Andrew H. Hines, Jr.
Director since 1990

Consultant, Triangle Consulting Group;Executive-in-Residence,                817(**)               60,793
Eckerd College (1991-present); director or trustee, as the
case may be, of 19 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Chairman and Director,
Precise Power Corporation (1990-1997), Director, Checkers
Drive-In Restaurant, Inc. (1994-1997), and Chairman of the
Board and Chief Executive Officer, Florida Progress Corpor-
ation (holding company in the energy area) (1982-1990) and
former director of various of its subsidiaries. Age 77.

Charles B. Johnson*
Chairman since 1995 and Vice President since 1992

Chairman of the Board, Chief Executive Officer, Member--Office             1,000(**)            3,887,563
of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director,
Franklin/Templeton Investor Services, LLC and Franklin Templeton
Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources,
Inc. and of 49 of the investment companies in Franklin Templeton
Investments. Age 67.

                                                                                                  Shares
                                                                                               Beneficially
                                                                          Fund Shares            Owned in
                                                                       Beneficially Owned        Franklin
                                                                         and % of Total          Templeton
                                                                          Outstanding         funds (including
      Name, Principal Occupation                                         Shares as of         the Fund) as of
    During Past Five Years and Age                                     November 30, 2000     November 30, 2000
------------------------------------                                  -------------------   ------------------
Constantine D. Tseretopoulos
Director since 1999

Physician, Lyford Cay Hospital (1987-present); director                        0                   72,608
of various nonprofit organizations; director or trustee,
as the case may be, of 13 of the investment companies
in Franklin Templeton Investments; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal
Medicine Resident, Greater Baltimore Medical Center
(1982-1985). Age 46.

DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:

Betty P. Krahmer
Director since 1990

Director or trustee of various civic associations; director or             1,000(**)              146,786
trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Economic
Analyst, U.S. government. Age 71.

Gordon S. Macklin
Director since 1993

Director, Martek Biosciences Corporation, WorldCom, Inc.                   1,000(**)              350,850
(communications services), MedImmune, Inc. (biotechnology),
Overstock.com (internet services), White Mountains Insurance
Group, Ltd. (holding company) and Spacehab, Inc. (aerospace
services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chairman, White River Corporation (financial services)
(until 1998) and Hambrecht & Quist Group (investment banking)
(until 1992), and President, National Association of Securities
Dealers, Inc. (until 1987). Age 72.

Fred R. Millsaps
Director since 1990

Manager of personal investments (1978-present); director of                    0                2,150,689
various business and nonprofit organizations; director or
trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and
Chief Executive Officer, Landmark Banking Corporation (1969-1978),
Financial Vice President, Florida Power and Light (1965-1969),
and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
Age 71.

                                                                                                  Shares
                                                                                               Beneficially
                                                                          Fund Shares            Owned in
                                                                       Beneficially Owned        Franklin
                                                                         and % of Total          Templeton
                                                                          Outstanding         funds (including
      Name, Principal Occupation                                         Shares as of         the Fund) as of
    During Past Five Years and Age                                     November 30, 2000     November 30, 2000
------------------------------------                                  -------------------   ------------------

DIRECTORS SERVING UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS:

Harris J. Ashton
Director since 1992

Director, RBC Holdings, Inc. (bank holding company) and Bar-S                500(**)            1,263,212
Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, Chief Executive Officer
and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998). Age 68.

Nicholas F. Brady*
Director since 1993

Chairman, Templeton Emerging Markets Investment Trust PLC,                 1,000(**)               67,303
Templeton Latin America Investment Trust PLC, Darby Overseas
Investments, Ltd. and Darby Emerging Markets Investments LDC
(investment firms) (1994-present); Director, Templeton Global
Strategy Funds, Amerada Hess Corporation (exploration and
refining of oil and gas), C2, Inc. (operating and investment business), and H.J. Heinz Company (processed foods and allied products); director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Secretary of the United States Department of the
Treasury (1988-1993), Chairman of the Board, Dillon, Read & Co.,
Inc. (investment banking) (until 1988) and U.S. Senator, New
Jersey (April 1982-December 1982). Age 70.

Frank J. Crothers
Director since 1999

Chairman, Caribbean Electric Utility Services Corporation and                  0                   10,243
Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean
Utilities Co., Ltd.; President, Provo Power Corporation;
director of various other business and non-profit organizations;
and director or trustee, as the case may be, of 13 of the
investment companies in Franklin Templeton Investments. Age 56.

S. Joseph Fortunato
Director since 1992

Member of the law firm of Pitney, Hardin, Kipp & Szuch;                      100(**)              716,598
and director or trustee, as the case may be, of 50 of the
investment companies in Franklin Templeton Investments.
Age 68.

                                                                                                  Shares
                                                                                               Beneficially
                                                                          Fund Shares            Owned in
                                                                       Beneficially Owned        Franklin
                                                                         and % of Total          Templeton
                                                                          Outstanding         funds (including
      Name, Principal Occupation                                         Shares as of         the Fund) as of
    During Past Five Years and Age                                     November 30, 2000     November 30, 2000
------------------------------------                                  -------------------   ------------------
Edith E. Holiday
Director since 1996

Director, Amerada Hess Corporation (exploration and                          100(**)              11,978
refining of oil and gas) (1993-present), Hercules
Incorporated (chemicals, fibers and resins) (1993-
present), Beverly Enterprises, Inc.(health care)(1995-
present), H.J. Heinz Company (processed foods and allied
products) (1994-present) and RTI International Metals, Inc.
(manufacture and distribution of titanium) (1999-present);
director or trustee, as the case may be, of 27 of the
investment companies in Franklin Templeton Investments; and
FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993), General Counsel to the
United States Treasury Department (1989-1990), and Counselor
to the Secretary and Assistant Secretary for Public Affairs
and Public Liaison-United States Treasury Department (1988-
1989). Age 48.

------------------------
*  Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the
   "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources, his employment affiliation with
   Resources and his position with the Fund. Mr. Burns is an interested person due to his employment affiliation with Resources and his position with the
   Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady
   and Resources are both limited partners of Darby Overseas Partners, L.P.
   ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas
   Investments, Ltd., which is the corporate general partner of Darby Overseas.
   In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as
   Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr.
   Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and
   Templeton Global Advisors Limited are both indirect subsidiaries of
   Resources. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").

** Less than 1%.

   How often do the Directors meet and what are they paid?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd.--Hong Kong Branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended August 31, 2000, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                         Aggregate         Number of Boards within
                                       Compensation       Franklin Templeton funds         Total Compensation from
         Name of Director             from the Fund*     on which Director Serves**     Franklin Templeton funds***
----------------------------------   ----------------   ----------------------------    ---------------------------
    Harris J. Ashton                      $3,000                    48                           $359,404
    Nicholas F. Brady                      3,000                    18                            128,400
    Frank J. Crothers                      3,000                    13                             82,000
    S. Joseph Fortunato                    3,000                    50                            359,629
    Andrew H. Hines, Jr.                   3,029                    19                            199,100
    Edith E. Holiday                       3,000                    27                            248,305
    Betty P. Krahmer                       3,000                    18                            136,000
    Gordon S. Macklin                      3,000                    48                            359,504
    Fred R. Millsaps                       3,024                    19                            199,100
    Constantine D. Tseretopoulos           3,000                    13                             84,000

------------------------
*   Compensation received for the fiscal year ended August 31, 2000.
**  We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 158 U.S.
    based funds or series.
*** For calendar year ended December 31, 2000.


   The table above indicates the total fees paid to Directors by the Fund individually and by all of the Franklin Templeton funds. These Directors also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.


   Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


   Who are the Executive Officers of the Fund?


   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:



       Name and Offices                             Principal Occupation
        with the Fund                          During Past Five Years and Age
-----------------------------   ------------------------------------------------------------
  Charles B. Johnson            See Proposal 1, "Election of Directors."
  Chairman since 1995 and
  Vice President since 1992

  J. Mark Mobius                Portfolio Manager of various Templeton advisory affiliates;
  President since 1987          Managing Director, Templeton Asset Management Ltd.;
                                Executive Vice President and Director, Templeton
                                Global Advisors Limited; officer of eight of the
                                investment companies in Franklin Templeton
                                Investments; and FORMERLY, President,
                                International Investment Trust Company Limited
                                (investment manager of Taiwan R.O.C. Fund)
                                (1986-1987) and Director, Vickers da Costa, Hong
                                Kong (1983-1986). Age 64.

           Name and Offices                                   Principal Occupation
            with the Fund                                During Past Five Years and Age
-------------------------------------   ----------------------------------------------------------------
  Rupert H. Johnson, Jr.                Vice Chairman, Member--Office of the Chairman and
  Vice President since 1996             Director, Franklin Resources, Inc.; Vice President and
                                        Director, Franklin Templeton Distributors, Inc.; Director,
                                        Franklin Advisers, Inc., Franklin Investment Advisory
                                        Services, Inc. and Franklin/Templeton Investor Services, LLC;
                                        Senior Vice President, Franklin Advisory Services, LLC; and
                                        officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton
                                        Investments. Age 60.

  Harmon E. Burns                       See Proposal 1, "Election of Directors."
  Director since 1992 and
  Vice President since 1996

  Charles E. Johnson                    President, Member--Office of the President and Director,
  Vice President since 1996             Franklin Resources, Inc.; Senior Vice President, Franklin
                                        Templeton Distributors, Inc.; President and Director,
                                        Templeton Worldwide, Inc. and Franklin Advisers, Inc.;
                                        Director, Templeton Investment Counsel, LLC; Chairman of
                                        the Board and President, Franklin Investment Advisory
                                        Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the
                                        investment companies in Franklin Templeton Investments.
                                        Age 44.

  Jeffrey A. Everett                    Executive Vice President, Portfolio Management, Templeton
  Vice President since January 2001     Global Advisors Limited; officer of some of the other
                                        investment companies in Franklin Templeton Investments;
                                        and FORMERLY, Investment Officer, First Pennsylvania
                                        Investment Research (until 1989). Age 36.

       Name and Offices                               Principal Occupation
        with the Fund                            During Past Five Years and Age
-----------------------------   ----------------------------------------------------------------
  Martin L. Flanagan            President, Member--Office of the President, Chief Financial
  Vice President since 1989     Officer and Chief Operating Officer, Franklin Resources, Inc.;
                                Executive Vice President and Director, Franklin/Templeton
                                Investor Services, LLC; President and Chief Financial Officer,
                                Franklin Mutual Advisers, LLC; Executive Vice President, Chief
                                Financial Officer and Director, Templeton Worldwide, Inc.;
                                Executive Vice President, Chief Operating Officer and
                                Director, Templeton Investment Counsel, LLC; Executive Vice
                                President, Franklin Advisers, Inc. and Franklin Investment
                                Advisory Services, Inc.; Chief Financial Officer, Franklin
                                Advisory Services, LLC; Chairman and Director, Franklin
                                Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and
                                officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
                                Age 40.

  John R. Kay                   Vice President, Templeton Worldwide, Inc.; Assistant Vice
  Vice President since 1994     President, Franklin Templeton Distributors, Inc.; Senior Vice
                                President, Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments;
                                and FORMERLY, Vice President and Controller, Keystone Group,
                                Inc. Age 60.

  Murray L. Simpson             Executive Vice President and General Counsel, Franklin
  Vice President and            Resources, Inc.; officer and/or director of some of the
  Assistant Secretary           subsidiaries of Franklin Resources, Inc.; officer of 53 of the
  since 2000                    investment companies in Franklin Templeton Investments;
                                and FORMERLY, Chief Executive Officer and Managing Director,
                                Templeton Franklin Investment Services (Asia) Limited (until
                                January 2000) and Director, Templeton Asset Management
                                Ltd. (until 1999). Age 63.

  Barbara J. Green              Vice President and Deputy General Counsel, Franklin Resources,
  Vice President since          Inc.; Senior Vice President, Templeton Worldwide, Inc.;
  2000 and Secretary            officer of 53 of the investment companies in Franklin
  since 1996                    Templeton Investments; and FORMERLY, Deputy Director, Division
                                of Investment Management, Executive Assistant and Senior
                                Advisor to the Chairman, Counselor to the Chairman, Special
                                Counsel and Attorney Fellow, U.S. Securities and Exchange
                                Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of
                                Massachusetts) (until 1979). Age 53.

    Name and Offices                            Principal Occupation
      with the Fund                        During Past Five Years and Age
------------------------   --------------------------------------------------------------
  David P. Goss            Associate General Counsel, Franklin Templeton Investments;
  Vice President and       President, Chief Executive Officer and Director, Franklin
  Assistant Secretary      Select Realty Trust, Property Resources, Inc., Property
  since 2000               Resources Equity Trust, Franklin Real Estate Management,
                           Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.;
                           officer of 53 of the investment companies in Franklin
                           Templeton Investments; and FORMERLY, President, Chief
                           Executive Officer and Director, Franklin Real Estate Income
                           Fund and Franklin Advantage Real Estate Income Fund
                           (until 1996). Age 53.

  Bruce S. Rosenberg       Vice President, Franklin Templeton Services, LLC, and officer
  Treasurer since 2000     of 19 of the investment companies in Franklin Templeton
                           Investments, and FORMERLY, Senior Manager--Fund
                           Accounting, Templeton Global Investors, Inc. (1995-1996).
                           Age 38.

   PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS


   How are independent auditors selected?

   The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and considered to be "independent" as that term is defined by the NYSE's listing standards. Messrs. Crothers and Tseretopoulos were appointed to the Audit Committee by the Board on October 27, 2000 when the Board approved a recommendation from the Audit Committee to increase the size of the Committee. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.


   Which independent auditors did the Board select?

   Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP as auditors of the Fund for the current fiscal year. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated August 31, 2000, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.

   McGladrey & Pullen, LLP resigned as auditors of the Fund on August 13, 1999. McGladrey & Pullen, LLP served as the Fund's auditors from the Fund's inception through the fiscal year ended August 31, 1998. There have not been any disputes or disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, nor have McGladrey & Pullen, LLP's reports on the financial statements for the fiscal years for which it served as auditors of the Fund contained an adverse opinion or a disclaimer of opinion, or been qualified or modified as to uncertainty, audit scope, or accounting principles. H&R Block, a public company, acquired certain assets of McGladrey & Pullen, LLP on August 2, 1999. Following its acquisition by a public company, McGladrey & Pullen, LLP elected to not continue servicing clients in the mutual fund business. As a result, the partners and professional staff who were previously responsible for auditing the Fund's financial statements became associated with PricewaterhouseCoopers LLP. The selection of PricewaterhouseCoopers LLP as auditors of the Fund for the fiscal year ended August 31, 1999 was recommended by the Audit Committee and approved by the Board on July 21, 1999. PricewaterhouseCoopers LLP's reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

   Neither the firm of PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   PROPOSAL 3: OTHER BUSINESS

   The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy. Because the Fund did not have notice of any such matters before December 14, 2000, the persons named as proxies may exercise their discretionary voting power with respect to any matter presented at the Meeting.

- INFORMATION ABOUT THE FUND


   The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd.--Hong Kong Branch, a Singapore company with a branch office at Two

   Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC, ("FT Services") with offices at 777 Mariners Island Boulevard, San Mateo, California 94404. FT Services is a wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services, LLC, 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.


   The Custodian. The custodian for the Fund is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.


   Other Matters. The Fund's last audited financial statements and annual report, dated August 31, 2000, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800/342-5236) or forward a written request to Franklin/Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.


   As of December 4, 2000, the Fund had 17,656,437 shares outstanding and total net assets of $159,352,032. The Fund's shares are listed on the NYSE (symbol:
   EMF) and on the Pacific Exchange, Inc. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 4, 2000, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.


   In addition, to the knowledge of the Fund's management, as of December 4, 2000, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.


- AUDIT COMMITTEE REPORT


   The Fund's Board of Directors has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit "A" to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PricewaterhouseCoopers LLP, the Fund's independent auditors, to discuss the financial statements.


   The Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1. The Audit Committee also received the report of PricewaterhouseCoopers LLP regarding the results of their audit. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PricewaterhouseCoopers LLP, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.


   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000 for filing with the U.S. Securities and Exchange Commission.


                               THE AUDIT COMMITTEE


                               Fred R. Millsaps (Chairman)
                               Frank J. Crothers
                                (Appointed to the Committee on October 27, 2000)
                               Andrew H. Hines, Jr.
                               Constantine D. Tseretopoulos
                                (Appointed to the Committee on October 27, 2000)

- FURTHER INFORMATION ABOUT VOTING AND
  THE SHAREHOLDERS' MEETING


   Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a professional proxy solicitation firm asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.


   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the proposals to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.


   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Methods of Tabulation. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, for the proxyholders to have discretion to vote on any other business that may properly come before the Meeting or any adjournments thereof, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.


   Simultaneous Meetings. The Meeting is to be held at the same time as the meetings of shareholders of Templeton Global Income Fund, Inc., Templeton Global Governments Income Trust and Templeton Emerging Markets Income Fund, Inc. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.


   Adjournment. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.


   Shareholder Proposals. The Fund anticipates that its next annual meeting will be held in February 2002. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attn: Secretary, no later than September 12, 2001 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2002 Annual Meeting of Shareholders without including the proposal in the Fund's proxy statement should notify the Fund, at the Fund's offices, of such proposal by November 26, 2001. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2002 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.



                                      By order of the Board of Directors,



                                      Barbara J. Green,
                                      Secretary


     January 10, 2001

                                                                       EXHIBIT A
                             AUDIT COMMITTEE CHARTER
                               OF TEMPLETON FUNDS



   PURPOSE AND COMPOSITION

   The primary purpose of the Audit Committee is to oversee for the above-listed Templeton Funds (each, a "Fund" and collectively, the "Funds") the Fund's accounting and financial reporting policies and practices and internal controls, assure the quality and objectivity of the independent audit and the Fund's financial statements, act as a liaison between the Board of Directors/Trustees and the Fund's external and internal auditors, and periodically report to the Board of Directors/Trustees. The function of the Audit Committee is oversight with respect to the integrity of the financial statements. The maintenance of adequate systems of internal control is the responsibility of Fund management. This Charter affirms and recognizes that the independent auditors for the Fund is ultimately accountable to the Board of Directors/Trustees and the Audit Committee.


   The Committee shall consist of not fewer than three Directors/Trustees of the Board of Directors/Trustees that are non-interested Directors/Trustees as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors/Trustees") and satisfy the qualification requirements of Independence provided in Section 303 of Section 3 of the New York Stock Exchange ("NYSE") Listed Company Manual as described in Attachment A hereto. Audit Committee members shall be selected by a majority of the Independent Directors/Trustees of the Fund. One member shall be designated by the Audit Committee members as Chairman of the Audit Committee.


   DUTIES AND RESPONSIBILITIES

   The Audit Committee shall have the following duties and responsibilities:

   o The Audit Committee and the Board of Directors/Trustees shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

   o Review audits of the financial records of the Fund and the audit report of the independent auditors.

   o Confer with management of the Fund and the independent auditors regarding accounting and financial statement matters.

   o Review the annual audit plan of the independent auditors to provide reasonable assurance that the major risk exposure areas of the Fund are adequately audited. Discuss the extent of reliance by independent auditors on work of the internal auditors.

   o Review fee arrangements of the independent auditors as negotiated by management.

   o Review Statement on Auditing Standards No. 61 issues with the independent auditors. This Statement governs the required communication of independent auditors with audit committees and includes such items as independence, disagreements with management, management judgments and accounting estimates, and significant accounting policies. The Audit Committee will request that the independent auditors provide a written statement on a periodic basis delineating all relationships between the independent auditors and the Fund and its manager, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. It will recommend, when necessary, that the Board of Directors/Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the auditors' independence.

   o Review with management and the independent auditors the Fund's financial disclosure documents filed with the U. S. Securities and Exchange Commission ("SEC") (e.g., annual financial statements) and to assure that independent auditors have been engaged to review such financial statements of the Fund as may from time to time be required to be reviewed by independent auditors by rule of the SEC or of the NYSE.

   o Following completion of the annual audit, review with management and the independent auditors the findings and recommendations on internal control and accounting procedures as presented in the independent auditors' management letter required by Independence Standards Board No. 1, as may be modified or supplemented, together with applicable management responses.

   o As necessary, consult with the Fund's Treasurer regarding the adequacy of internal accounting controls and the ongoing findings of the internal auditors.

   o Confer with counsel regarding Legal Department investigations and any material pending litigation. Review with management and the independent auditors the expected impact of any such matters on the financial statements.

   o Obtain guidance from the independent auditors on new pronouncements by the FASB, AICPA, SEC or others having an effective date subsequent to the year-end which will require accounting policy changes or additional disclosures in future financial statements and the anticipated effect. Review the independent auditors' views as to desirability and means of early adoption.


   o Review bases of accounting and valuation for marketable securities, changes in the market value since year-end, method of determining market value of securities not publicly traded and marketability of all items included in this classification, including any material pricing errors for the Fund for the period.


   o Review the cooperation of management in promptly furnishing all information requested by the independent auditors.


   o Review whether all reports of the internal auditors were made available for the independent auditors' review. The extent to which the independent auditors have read such reports and reviewed working papers and work programs in support thereof should be made known to the Audit Committee, along with reliance on such work and impact upon audit scope.


   o As necessary, review inspection reports from regulatory authorities.


   o Approve, and recommend approval by the Board of Directors/Trustees of, the Fund's dividends and distributions (including declaration, record and payment dates).


   MEETINGS

   The Audit Committee shall hold meetings at such times as deemed necessary by the Chairman of the Audit Committee or the President of the Fund. Reasonable notice of all meetings shall be given at the direction of the Chairman of the Audit Committee. The agenda shall be established by the Chairman of the Audit Committee.


   A majority of the members shall constitute a quorum of the Audit Committee for the transaction of its business.


   The Treasurer will have an independent reporting relationship and accountability to the Audit Committee and serve as a liaison between the Fund and the Audit Committee.


   The Secretary shall give notice of and shall customarily attend all meetings of the Audit Committee. The Chairman of the Audit Committee may invite other Fund officers to participate in Audit Committee meetings. The Audit Committee may, at its discretion, meet in executive session without the presence of Fund officers.

   REPORTING

   At the close of the Fund's fiscal year, the Chairman of the Audit Committee shall report to the Board of Directors/Trustees on the results of its reviews and make such recommendations as deemed appropriate and at such other times as the Board of Directors/Trustees requests or as the Audit Committee deems appropriate. The Committee will keep minutes of its meetings and will make such minutes available as requested to the full Board for its review.


   ANNUAL CHARTER REVIEW

   The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes as may be deemed necessary to the full Board of Directors/Trustees.


   Approved by Audit Committees May 10, 2000
   Adopted by Boards of Directors/Trustees May 17, 2000

                                  ATTACHMENT A
                                       to
                             AUDIT COMMITTEE CHARTER
                                       of
                                 TEMPLETON FUNDS



   1. Independence Defined. Independence for purposes of the Audit Committee Charter means that Directors/Trustees may have no relationship to the Fund, the Fund's investment manager ("Investment Manager") or their affiliates that may interfere with the exercise of their independence from management and the Fund.


   2. Membership Qualifications. In addition to the definition of Independence provided in paragraph 1 above, the following restrictions shall apply to Audit Committee members:


     (a) Financial Literacy. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.


     (b) Employees. A Director/Trustee who is an employee (including non-employee executive officers) of the Fund, the Investment Manager or any of their affiliates may not serve on the Audit Committee until three years following termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Fund, the Investment Manager or their affiliates, the Director/Trustee could serve on the Audit Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor of the Fund, the Investment Manager or their affiliates.


     (c) Business Relationship. A Director/Trustee (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Audit Committee only if the Fund's Board of Directors/Trustees determines in its business judgment that the relationship does not interfere with the Director/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees should consider, among other things, the materiality of the relationship to the Fund, the Investment Manager or their affiliates, to the Director/Trustee and, if applicable, to the organization with which the Director/Trustee is affiliated. "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Audit Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (2) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director/Trustee and the Fund.


     (d) Cross Compensation Committee Link. A Director/Trustee who is employed as an executive of a corporation where any of the Fund's executives serves on that corporation's compensation committee may not serve on the Audit Committee.


     (e) Immediate Family. A Director/Trustee who is an Immediate Family member of an individual who is an executive officer of the Fund, the Investment Manager or any of their affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.


     (f) Independence Requirement of Audit Committee Members. Notwithstanding the requirements of subparagraphs 2(b) and 2(e) hereof, one Director/Trustee who is no longer an employee or who is an Immediate Family member of a former executive officer of the Fund, the Investment Manager or their affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Fund's Board of Directors/Trustees determines in its business judgment that membership on the Audit Committee by the individual is required by the best interests of the Fund and its shareholders, and the Fund discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

   3. Definitions.


      -- "Immediate Family" shall have the meaning specified in Section 303.02(A) of the NYSE Listed Company Manual.


      -- "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.


      -- "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.


   4. Written Affirmation. With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Fund, if such Fund is listed on the New York Stock Exchange ("NYSE"), should provide the NYSE a written confirmation in the form attached as Attachment B hereto, which form may be amended from time to time by the SEC, NYSE or other regulatory body regarding:


     (a) Any determination that the Fund's Board of Directors/Trustees has made regarding the independence of Director/Trustees;


     (b)  The financial literacy of the Audit Committee members;


     (c) The determination that at least one of the Audit Committee members has accounting or related financial expertise; and


     (d) The annual review and reassessment of the adequacy of the Audit Committee Charter.

                                        ATTACHMENT B TO AUDIT COMMITTEE CHARTER

                              WRITTEN AFFIRMATION*

The company named below (the "Company") hereby confirms to the New York Stock Exchange the following:

In making all representations in this Affirmation, the Company has reviewed and utilized the definitions of "Officer", "Independence", "Immediate Family", "Affiliates" and "Business Relationships" as specified in Section 303 of the Exchange's Listed Company Manual (the "Listed Company Manual").

A.   AUDIT COMMITTEE MEMBERSHIP

Attached is a list of those individuals who currently comprise the full membership of the Audit Committee of the Board of Directors./1/

The Company understands that any Audit Committee members who were fully qualified pursuant to the Exchange's previous audit committee rule, but are not qualified pursuant to current Section 303 of the Listed Company Manual, are eligible to serve on the Audit Committee only until they are next subject to re-election to the Board of Directors after December 14,1999. At that time, they must either be fully qualified pursuant to Section 303 of the Listed Company Manual or resign from the Audit Committee.

The Company acknowledges that Section 303 of the Listed Company Manual requires an Audit Committee consisting of at least three directors, all of whom must meet the requirements set forth therein. If the Company's Audit Committee currently has fewer than three members, the Company will be required to appoint the requisite number of qualified members no later than June 14, 2001.

B.   INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

Subject to any matter noted pursuant to subparagraph (1) below, the Board of Directors of the Company has determined that all members of the Audit Committee have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. In this regard, the Company is familiar with the restrictions stated in Section 303.01 (B)(3) of the Listed Company Manual.

               (1) If any member of the Audit Committee has been appointed pursuant to the "override" provision of Section 303.02(D) of the Manual, such member is identified with an asterisk next to his/her name on the attached list./2/ With respect to any such appointment, the

/1/ Briefly describe each member's current occupation and any relationship to the Company and/or its Affiliates. Designate which members are first time appointees and attach their biographies, and indicate their shareholdings in the Company. You may satisfy this requirement by attaching information from a proxy statement or other public filing if your current audit committee is accurately represented therein.

/2/ Note that this "override" is available only to former officers and their immediate family members, and to just one member of the audit committee.

                 Company's Board of Directors has determined in its business judgment that membership on the Audit Committee by such person is required by the best interests of the corporation and its shareholders.

C.   FINANCIAL LITERACY

The Board of Directors has determined that each Audit Committee member is financially literate, or will become so in a reasonable period of time, as such qualification is interpreted in the Board's business judgment.

D.   FINANCIAL MANAGEMENT EXPERTISE

The Board of Directors has determined that one or more members of the Audit Committee possess accounting or related financial management expertise, as such qualification is interpreted in the Board's business judgment (or if no member satisfies this requirement, one such qualifying member will be appointed by June 14, 2001).

E.   AUDIT COMMITTEE CHARTER

The Company's Board of Directors has adopted and approved a formal written charter for the Audit Committee. If applicable, the Audit Committee has completed its annual review and reassessment of the adequacy of the charter. In this regard, the Company and the Audit Committee are familiar with the requirements for the charter as provided in Sections 303.01(B)(1)(a), (b) and
(c) of the Listed Company Manual.

This Affirmation is signed by a duly authorized officer of the Company. Name of Company:

                           By
                                    Print Name:
                                    Title:
                                    Date:




PLEASE SUBMIT TO:

Corporate Governance Department
New York Stock Exchange
20 Broad Street, 17th Floor

New York, NY 10005

                       TEMPLETON EMERGING MARKETS FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 26, 2001

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, SAMUEL J. FORESTER, JR. and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging Markets Fund, Inc. (the" Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting to be held at the Tower Club, Bank of America Building, One Financial Plaza, 28th Floor, Ft. Lauderdale, Florida at 10:00 a.m., Eastern time, on the 26th day of February 2001, including any adjournments thereof, upon matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE
VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 3.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                               Please mark your votes as
                                               indicated in this example  [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.

Proposal 1 - Election of Directors.

     FOR all nominees               WITHHOLD          Nominees: Harmon E. Burns, Andrew H. Hines, Jr.,
    listed (except as              AUTHORITY          Charles B. Johnson and Constantine D. Tseretopoulos
   marked to the right)         to vote for all
                                nominees listed

         [ ]                         [ ]              To withhold authority to vote for any individual
                                                      nominee, write that nominee's name on the line
                                                      below.

                                                      --------------------------------------------------


Proposal 2 - Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending August 31, 2001.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - In their discretion, the Proxyholders are authorized to vote upon such other matters that may properly come before the Meeting or any adjournments thereof.

                      FOR               AGAINST             ABSTAIN

                      [  ]                [  ]                [  ]



I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                              DATED       , 2001
             ---------------------------------------------      -------

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE